EXHIBIT 10.5

NORTH PENN BANCORP, INC. 2006 OMNIBUS STOCK OPTION PLAN

STOCK OPTION AGREEMENT FOR

NONQUALIFIED STOCK OPTIONS

______________________

BETWEEN

NORTH PENN BANCORP, INC.

AND

________________________

Date of Grant:

___________________

Number of Shares:

___________________

Exercise Price:

___________________

Option Expiration Date:

___________________

NONQUALIFIED STOCK OPTION AGREEMENT

Number of shares subject to option: ______ shares.

This Agreement dated ______________, between North Penn Bancorp, Inc. (the “Corporation”) and _____________ (the “Optionholder”).

WITNESSETH:

1.  Grant of Option

Pursuant to the provisions of the North Penn Bancorp, Inc. 2006 Omnibus Stock Option Plan (the “Plan”), the Corporation hereby grants to the Optionholder, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Corporation for cash, or for common stock of the Corporation subject to the approval of the Committee (as defined in the Plan), all or any part of an aggregate of ________ shares of common stock (without par value) of the Corporation (the “Common Stock”) at the exercise price of __________; such option to be exercised as hereinafter provided (this “Option”).

2.  Terms and Conditions

It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

(a)  Expiration Date.  Subject to the provisions of Paragraph 2(d), the Option granted hereby shall expire on _____________.

(b)  Exercise of Option.  Except in the case of a Change In Control (as defined in the Plan), no part of this Option may be exercised until the Optionholder has continuously served as an executive officer of the Corporation for the following periods after date hereof:

One year following the date of grant

(20%)

-

____ shares

Two years following the date of grant

(20%)

-

____ shares

Three years following the date of grant

(20%)

-

____ shares

Four years following the date of grant

(20%)

-

____ shares

Five years following the date of grant

(20%)

-

____ shares

This Option may be exercised in whole at any time, or from time to time in part, to the extent vested, prior to the expiration date specified in Paragraph 2(a).  Any exercise shall be accompanied by a written notice to the Corporation specifying the number of shares as to which the Option is being exercised.  Notwithstanding anything contained herein to the contrary, if a Change in Control (as defined in the Plan) occurs, the Option granted hereby shall become immediately exercisable.

(c)  Payment of Exercise Price upon Exercise.  At the time of any exercise, the exercise price of the shares as to which this Option shall be exercised shall be paid in cash (or, subject to the conditions and limitations described in the Plan, by delivering shares of Common Stock of the Corporation or by delivering a combination of such Common Stock and cash equal to the aggregate exercise price of the shares being acquired, determined by reference to the exercise price per share set forth in Paragraph 1 hereof) to the Corporation.

(d)  Exercise upon Death, Being Disabled or Other Termination of Service.

(1)  In the event the Optionholder’s service as an executive officer of the Corporation terminates because of reason of death or being disabled (as defined in the Plan), this Option may be exercised, to the extent that the Optionholder was entitled to do so at the date of such termination due to such cause, in whole at any time, or from time to time in part, within one year after the Optionholder’s death or disability, but in no event later than the expiration date specified in Paragraph 2(a).

(2)  In the event the Optionholder’s service as an executive officer of the Corporation terminates because of Retirement (as defined in the Plan), this Option may be exercised, to the extent that the Optionholder was entitled to do so at the date of such Retirement, in whole at any time, or from time to time in part, within one year after the date of such termination, but in no event later than the expiration date specified in Paragraph 2(a).

(3)  In the event the Optionholder resigns from service as an executive officer or is removed from office for cause (other than for Retirement), this Option will expire upon such termination of service.

(4)  Except as otherwise provided in Paragraph 2(d)(5) below, in the event that the Optionholder’s service as an executive officer of the Corporation is terminated and the Committee deems it equitable to do so, the Committee may waive any continuous service requirements (but not any performance goal or goals) for vesting purposes in accordance with the terms of the Plan and permit the exercise of this Option.  In addition, the Committee may, in the event that it deems it equitable to do so, waive the otherwise applicable lapse provision of this Option and permit its exercise within one year after the date of termination of service due to such causes, but in no event later than the expiration date specified in Paragraph 2(a).

(e)  Nontransferability.  The Optionholder may, with the prior approval of the Committee, transfer this Option in accordance with the provisions of Section 6.4(b) of the Plan.  Without the prior approval of the Committee, this Option shall not be transferable other than by will or by the laws of descent and distribution and this Option shall, during the lifetime of the Optionholder, be exercisable only by such Optionholder.

(f)  Adjustments.  In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation, or if the number of such shares of Common Stock shall be changed through the payment of a stock dividend, stock split, or reverse stock split, then the shares of Common Stock then subject to this Option and the exercise price thereof shall be increased, decreased, or otherwise changed to such extent and in such manner as may be necessary or appropriate to reflect any of the foregoing events.  If there shall be any other change in the number or kind of the outstanding shares of the Common Stock, or of any stock or other securities into which such Common Stock shall have been changed, or for which it shall have been exchanged, and if a majority of the disinterested members of the Board shall, in its sole discretion, determine that such change equitably requires an adjustment to the terms of this Option, then such adjustment shall be made in accordance with such determination.  Any adjustment so made shall be final and binding upon the Optionholder.

(g)  No Rights as Shareholder.  The Optionholder shall have no rights as a shareholder with respect to any shares of Common Stock subject to this Option prior to the date of issuance of a certificate or certificates for such shares.

(h)  No Right to Continued Service.  This Option shall not confer upon the Optionholder any right with respect to continuance of service with the Corporation.

(i)  Compliance with Law and Regulations.  This Option and the obligation of the Corporation to sell and deliver shares hereunder shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to (1) the listing of such shares on any stock exchange on which the Common Stock may then be listed and (2) the completion of any registration or qualification of such shares under any federal or state law, or any rule or regulation of any government body which a majority of the disinterested members of the Board shall, in its sole discretion, determine to be necessary or advisable.

(j)  Deferred Delivery of Nonqualified Stock Option Shares.  The Committee may, in its discretion, approve an arrangement whereby an Optionholder may elect to defer receipt of Common Stock otherwise issuable to him or her upon exercise of this Option.  Any such arrangement, if approved at all, shall be subject to such terms and conditions as the Committee, in its sole discretion, may specify, which terms and conditions may (but need not) include provision for the award of additional shares to take into account dividends paid subsequent to exercise of this Option.

3.  Investment Representation

The Corporation may require the Optionholder to furnish to the Corporation, prior to the issuance of any shares upon the exercise of all or any part of this Option, an agreement (in such form as the Corporation may specify) in which the Optionholder represents that the shares acquired upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.

4.  Optionholder Bound by Plan

The Optionholder hereby acknowledges receipt of a copy of the Plan, prospectus and any amendments thereto, and agrees to be bound by all the terms and provisions thereof, which, to the extent relevant, are incorporated herein by reference.

5.  Notices

Any notice hereunder to the Corporation shall be addressed to it at its office at 216 Adams Avenue, Scranton, Pennsylvania 18503-1692, Attention: Frederick L. Hickman, President and Chief Executive Officer, and any notice hereunder to Optionholder shall be addressed to him or her at the address below, subject to the right of either party to designate at any time hereafter in writing some other address.

IN WITNESS WHEREOF, North Penn Bancorp, Inc. has caused this Agreement to be executed by a duly authorized officer and the Optionholder has executed this Agreement, both as of the day and year first above written.

NORTH PENN BANCORP, INC.

OPTIONHOLDER

By: ___________________________

___________________________